Exhibit 99.1

MARS RECEIVES FINAL REGULATORY APPROVAL AND

MOVES TO CLOSE ACQUISITION OF KELLANOVA

The European Commission gives final, unconditional approval for merger, paving the way to unite two iconic snacking businesses on December 11, 2025

McLean, Virginia, and Chicago, Illinois – (December 8, 2025) – Mars, Incorporated, a family-owned, global leader in pet care, snacking and food and Kellanova (NYSE: K), a leader in global snacking, international cereal and noodles and North America frozen foods, today announced that Mars has received unconditional approval from the European Commission for its pending acquisition of Kellanova. As a result, all required regulatory approvals and clearances for the pending transaction have been obtained.

Mars and Kellanova anticipate closing the pending transaction on December 11, 2025, subject to the satisfaction or waiver of customary closing conditions. Upon close, Kellanova’s portfolio of snacking brands, which includes Pringles®, Cheez-It®, Pop-Tarts®, Rice Krispies Treats®, RXBAR® and Kellogg’s international cereal brands, will join the existing Mars Snacking portfolio, which includes beloved brands like SNICKERS®, M&M’S®, TWIX®, SKITTLES®, EXTRA® and KIND®.

Following the close of the pending transaction, Mars expects the combined Snacking business to generate around $36 billion in annual revenues, with a portfolio that includes 9 billion-dollar brands. Mars Snacking will continue to be headquartered in Chicago, IL and will operate in more than 145 markets, serving millions of consumers. Powered by a team of more than 50,000 Associates, it will operate 80 global production facilities and more than 170 retail outlets like Hotel Chocolat and M&MS world.

“We are excited to have received final regulatory approval for the pending acquisition of Kellanova,” said Poul Weihrauch, CEO and Office of the President of Mars, Incorporated. “Our focus now turns to welcoming Kellanova employees to Mars and creating an even more innovative global snacking business that delivers greater choice and quality to more consumers around the world.”

“Today marks an extraordinary milestone and the culmination of years of work for many of our Associates,” said Andrew Clarke, Global President of Mars Snacking. “We can’t wait to welcome Kellanova talent to Mars and create a shared, global snacking leader with a beloved range of brands. We’ve said all along that Mars Snacking and Kellanova will be better together, building on the strength of our respective legacies and capabilities to unlock new possibilities and drive growth.”

Steve Cahillane, Chairman, President and CEO of Kellanova, said, “This combination will bring together two purpose-driven and principles-led companies. Serving as Kellanova’s Chairman, President and CEO has been a true honor, and I’m looking forward to seeing Kellanova people and brands thrive as part of Mars Snacking.”

The parties announced on August 14, 2024, that they had entered into a definitive agreement under which Mars agreed to acquire Kellanova. The pending transaction received Kellanova shareowner approval on November 1, 2024. The pending merger received the final of all 28 required regulatory approvals and clearances on December 8, 2025. Following the completion of the pending transaction, which remains subject to customary closing conditions, Kellanova’s common stock will be delisted and will cease trading on the New York Stock Exchange.

About Mars, Incorporated

Mars, Incorporated is driven by the belief that the world we want tomorrow starts with how we do business today. As an approximately $55bn, family-owned business with 150,000 Associates, our diverse portfolio of leading pet care products and veterinary services serve pets all around the world and our quality snacking and food products delights millions of people every day. We produce some of the world’s best-loved brands including ROYAL CANIN®, PEDIGREE®, WHISKAS®, CESAR®, DOVE®, EXTRA®, M&M’S®, SNICKERS® and BEN’S ORIGINAL™. Our international networks of pet hospitals, including BANFIELD™, BLUEPEARL™, VCA™ and ANICURA™ deliver high quality veterinary care and ANTECH ™ offers breakthrough capabilities in pet diagnostics.

For more information about Mars, please visit www.mars.com. Join us on Facebook, Instagram, LinkedIn and YouTube.

About Kellanova

Kellanova (NYSE: K) is a leader in global snacking, international cereal and noodles, and North America frozen foods with a legacy stretching back more than 100 years. Powered by differentiated brands including Pringles®, Cheez-It®, Pop-Tarts®, Kellogg’s Rice Krispies Treats®, RXBAR®, Eggo®, MorningStar Farms®, Special K®, Coco Pops®, and more, Kellanova’s vision is to become the world’s best-performing snacks-led company, unleashing the full potential of our differentiated brands and our passionate people.

For more detailed information about Kellanova, please visit https://www.Kellanova.com.

Forward-Looking Statements

This communication includes statements that constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended, including statements regarding the proposed acquisition (the “Merger”) of Kellanova (the “Company”) by Mars, Incorporated (“Mars”), the expected timetable for completing the Merger, the expected benefits and other effects of the Merger, the integration of the companies, the combined business going forward and any other statements regarding the Company’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts. This information may involve risks and uncertainties that could cause actual results to differ materially from such forward-looking statements. These risks and uncertainties include, but are not limited to: the timing to consummate the Merger and the risk that the Merger may not be completed at all or the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement, including circumstances requiring a party to pay the other party a termination fee pursuant to the merger agreement; the risk that the conditions to closing of the Merger may not be satisfied or waived; litigation relating to, or other unexpected costs resulting from, the Merger; legislative, regulatory, and economic developments; risks that the Merger disrupts the Company’s current plans and operations; the risk that certain restrictions during the pendency of the Merger may impact the Company’s ability to pursue certain business opportunities or strategic transactions; the diversion of management’s time on transaction-related issues; continued availability of capital and financing and rating agency actions; the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock, credit ratings or operating results; the risk that the proposed transaction and its announcement could have an adverse effect on the ability to retain and hire key personnel, to retain customers and to maintain relationships with business partners, suppliers and customers; the impact of macroeconomic conditions; other business disruptions; and consumers’ and other stakeholders’ perceptions of the Company’s brands. The Company can give no assurance that the conditions to the Merger will be satisfied, or that it will close within the anticipated time period.

All statements, other than statements of historical fact, should be considered forward-looking statements made in good faith by the Company, as applicable, and are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. When used in this communication, or any other documents, words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “goal,” “intend,” “objective,” “plan,” “project,” “seek,” “strategy,” “target,” “will” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are based on the beliefs and assumptions of management at the time that these statements were prepared and are inherently uncertain. Such forward-looking statements are subject to risks and uncertainties that could cause the Company’s actual results to differ materially from those expressed or implied in the forward-looking statements. These risks and uncertainties, as well as other risks and uncertainties that could cause the actual results to differ materially from those expressed in the forward-looking statements, are described in greater detail under the heading “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 28, 2024 filed with the United States Securities and Exchange Commission (the “SEC”) and in any other SEC filings made by the Company. The Company cautions that these risks and factors are not exclusive. Management cautions against putting undue reliance on forward-looking statements or projecting any future results based on such statements or present or prior earnings levels. Forward-looking statements speak only as of the date of this communication or as of any earlier date when made or deemed to have been made, and, except as required by applicable law, no person is undertaking any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

Contacts

Mars

Media

Denise Young

Mars, Incorporated

denise.young@effem.com

Christi O’Brien

Mars, Incorporated

christi.obrien@effem.com

Kellanova

Media

Kellanova Media Hotline

Media.Hotline@kellanova.com

Investors

John Renwick, CFA

269-961-9050

Brunswick Group

Jayne Rosefield / Monica Gupta

jrosefield@brunswickgroup.com / mgupta@brunswickgroup.com